UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 3, 2020

Creative Waste Solutions, Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-140299	98-0425627
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1440 NW 1st Court, Boca Raton, Florida	33432
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (561)-943-5970

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 3, 2020, Creative Waste Solutions, Inc (the “Company”) elected Mr. Abraham Mishal to act as Chief Financial officer.  Mr. Mishal currently acts and will remain in his position as a Director.

Mr. Mishal has more than 20 years of management experience and substantial financial experience gained from creating and operating multiple start-ups. Mr. Mishal has orchestrated the merger and acquisitions of entities in various fields ranging from Agriculture, Real Estate, Gaming, Nutraceuticals, and Mining.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description
10.01	Acceptance of Mr. Mishal’s appointment.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CREATIVE WASTE SOLUTIONS, INC.

Date: December 4, 2020	By:	/s/ Jared Robinson
Jared Robinson
President and Director

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